UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

SPEED COMMERCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐     Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SPEED COMMERCE, INC.

1303 E. Arapaho Road, Suite 200
Richardson, Texas 75081

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On June 30, 2015

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Speed Commerce, Inc., a Minnesota corporation (“Speed”), to be held at our corporate headquarters in Richardson, Texas on Tuesday, June 30, 2015 at 11:00 a.m. local time, to consider and act upon the following matters:

1.     The approval of an amendment to Speed’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock of Speed from 100,000,000 to 200,000,000 shares.

2.     To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Special Meeting is May 12, 2015. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/  Ryan F. Urness
Ryan F. Urness
Secretary and General Counsel

Richardson, Texas
May 22, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 30, 2015 at 11:00 AM at 1303 E. Arapaho Road, Suite 200, Richardson, Texas 75081.

The proxy statement and Annual Report on Form 10-K are available at www.speedcommerce.com/Investors/.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

SPEED COMMERCE, INC.

1303 E. Arapaho Road, Suite 200
Richardson, Texas 75081

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

To Be Held On June 30, 2015

Table of Contents

GENERAL INFORMATION ABOUT THIS PROXY MATERIAL AND VOTING	1

PROPOSAL 1 INCREASE IN AUTHORIZED SHARES	4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

HOUSEHOLDING OF PROXY MATERIALS	8

OTHER MATTERS	8

PROXY CARD	10

ii

SPEED COMMERCE, INC.

1303 E. Arapaho Road, Suite 200
Richardson, Texas 75081

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

To Be Held On June 30, 2015

GENERAL INFORMATION ABOUT THIS PROXY MATERIAL AND VOTING

Purpose

This proxy statement is being made available to shareholders on or about May 22, 2015 in connection with a solicitation by the Board of Directors of Speed of proxies to be voted at the Special Meeting of Shareholders and any adjournments or postponements, to be held 11:00 a.m., Central Standard Time, Tuesday, June 30, 2015 at Speed’s headquarters in Richardson, Texas, for the purpose of approving an amendment to Speed’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of capital stock.

Shareholders are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

What am I voting on?

There is one (1) matter scheduled for a vote:  (1) The approval of an amendment to Speed’s Articles of Incorporation to increase the number of authorized shares of common stock of Speed from 100,000,000 to 200,000,000 shares.

How does the Board of Directors recommend that I vote?

Speed’s Board of Directors recommends that you vote your shares “FOR” the approval of the amendment to Speed’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares (Proposal 1).

Who can vote at the Special meeting?

Only shareholders of record at the close of business on May 12, 2015 will be entitled to vote at the Special Meeting. On this record date, there were 79,051,451 shares of Common Stock and 344,001.10 shares of Series D Preferred Stock outstanding and entitled to vote. Each share of common stock is entitled to one vote per share and each share of Series D Preferred Stock is entitled to 8.4746 votes per share.

Shareholder of Record: Shares Registered in Your Name

If on May 12, 2015 your shares were registered directly in your name with our transfer agent, Wells Fargo Shareowner Services (“Wells Fargo”), then you are a shareholder of record. If you are a shareholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 12, 2015 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent authorizing you to vote your shares at the Special Meeting.

Broker Non-Votes

The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The NASDAQ Global Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter.

We do not make the final determination as to whether a matter is routine or non-routine, so we cannot be certain of the effect broker non-votes will have on the approval or disapproval of Proposal 1 (Increase in Authorized Shares). If Proposal 1 (Increase in Authorized Shares) is deemed to be a non-routine matter, any broker non-votes received will count as shares present for purposes of determining the presence or absence of a quorum at the Special Meeting, but will not have the effect of a vote against the matter, because broker non-votes will be considered shares that are not entitled to vote on the matter. If, however, Proposal 1 (Increase in Authorized Shares) is deemed to be a routine matter, we would not expect to receive any broker non-votes.

How many votes do I have?

On each matter to be voted upon, each share of Common Stock holds one vote and each share of Series D Preferred Stock holds 8.4746 votes.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted “FOR” the approval of an amendment to Speed’s Articles of Incorporation to increase the number of authorized shares of common stock of Speed from 100,000,000 to 200,000,000 shares. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by us. The Company has engaged D.F. King & Co., Inc., mailing address 48 Wall Street, New York, New York 10005 to assist the Company in soliciting proxies. We estimate those costs to be approximately $15,000, plus reasonable out-of-pocket expenses. We intend to solicit proxies by mail, electronic mail, facsimile, telephone and personal contact. Our directors, officers and employees may also solicit proxies by personal contact, telephone and otherwise, but they will not receive any additional compensation for those services.

What does it mean if I receive more than one set of proxy materials?

If you are a shareholder of record and your shares are registered in more than one name or if you hold your shares in more than one brokerage account, you may receive more than one set of proxy materials. Please vote your shares for each set of proxy materials that you receive by following the voting instructions on the proxy cards and proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

You may revoke your proxy at any time before the final vote at the meeting. If you are the record holder of the shares, you may revoke your proxy in any one of following ways:

●	You may submit another properly completed proxy card with a later date.
●	You may send a timely written notice that you are revoking your proxy to our Secretary at 1303 E. Arapaho Road, Suite 200, Richardson, Texas 75081.
●	You may attend the Special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Each share of our Common Stock and each share of our Series D Preferred Stock are entitled to one vote and 8.4746 votes per share, respectively on each matter to be voted on at the Special Meeting. There is no cumulative voting. A quorum, consisting of a majority of the shares of Common Stock and Series D Preferred Stock entitled to vote at the Special Meeting (at least 40,983,362 shares), must be present in person or by proxy before action may be taken at the Special Meeting. Any broker non-votes, as discussed above, will count as shares present for purposes of determining the presence or absence of a quorum. Similarly, abstentions are also counted as shares present for determining the presence or absence of a quorum. All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will tabulate affirmative votes, negative votes, abstentions and broker non-votes.

With respect to Proposal No. 1 and any other matters you may vote “FOR,” “AGAINST” or “ABSTAIN.” Shares voted by proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted “FOR” each matter. Shares represented by proxies that are marked “ABSTAIN” are considered shares entitled to vote on the particular matter and will have the same effect as a vote against the matter.

What votes are required to approve each proposal?

The approval of Proposal No. 1 and any other matter, requires the affirmative vote of the greater of (i) a majority of the shares of Common Stock and Series D Preferred Stock (voting at the rate of 8.4746 votes per share) present at the meeting in person or by proxy and entitled to vote or (ii) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Special Meeting. A large number of broker non-votes may result in the inability to attain the required minimum affirmative vote.

Under what circumstances will the Special Meeting be adjourned?

If holders of fewer than a majority of our outstanding shares are present or represented at the Special Meeting, the shareholders entitled to vote at the Special Meeting, present in person or by proxy, may adjourn and reschedule the Special Meeting, without notice other than announcement at the Special Meeting, until a quorum is present or represented.

Where can I find the voting results of the Special Meeting?

We will report the final voting results, or the preliminary voting results if the final results are unavailable, in a Current Report on Form 8-K within four business days following the Special Meeting. If we report preliminary voting results at such time, the final voting results will be published in an amendment to that Current Report on Form 8-K when available. You may access this report and the Company’s other filings with the Securities and Exchange Commission at www.sec.gov or under the “Investors” tab on our website at www.speedcommerce.com.

PROPOSAL 1 - INCREASE IN AUTHORIZED SHARES

Proposal

Our Articles of Incorporation currently authorize the issuance of up to 110,000,000 shares of capital stock comprised of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. If approved, this proposal would amend our Articles of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares and leave the number of authorized shares of Preferred Stock unchanged.

If approved by shareholders, this proposal will have no impact on our currently outstanding shares. Further, if approved by shareholders, the proposed increase in the number of authorized shares of Common Stock will become effective immediately upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of the State of Minnesota, which we expect to file promptly after the Special Meeting.

If this Proposal No. 1 is approved, Article VI of our Articles of Incorporation will be amended and restated in its entirety to read as follows:

ARTICLE VI.

The aggregate number of shares that the Corporation has authority to issue shall be 210,000,000 shares, no par value per share, which shall consist of 200,000,000 shares of common stock and 10,000,000 shares of preferred stock. The Board of Directors of the Corporation is authorized to establish from the preferred shares, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each class or series, and to fix the relative powers, qualifications, restrictions, rights and preferences of each such class or series, including, without limitation, the right to create voting, dividend and liquidation rights and preferences greater than those of common stock. There shall be no cumulative voting by the shareholders of the Corporation. The shareholders of the Corporation shall not have pre-emptive rights to subscribe for or acquire securities or rights to purchase securities of any kind, class or series of the Corporation.

Background

Speed’s Board of Directors has unanimously approved the amendment and considers the proposed amendment to be in the best interests of Speed and our shareholders. Without the proposed increase in our number of authorized shares of Common Stock, we will not have sufficient authorized capital to issue additional shares of Common Stock, or options, warrants or other securities convertible into Common Stock, for capital raising purposes or otherwise, which could substantially limit our access to funds needed to operate the Company in the future. Over the years we have conducted securities offerings, issued stock and stock options to employees and directors, entered into various financing arrangements that included options or warrants to convert the amount owed into Common Stock and utilized shares of our capital stock in acquisition transactions. Due to the extremely limited number of authorized shares of Common Stock remaining available for issuance, none of the foregoing options will be available to the Company if the proposed amendment is not approved.

As of May 12, 2015, 79,051,451 shares of Common Stock were issued and outstanding. Including shares of Common Stock reserved to satisfy unexercised stock options, restricted stock awards and shares to be issued upon conversion of the Series D Preferred Stock and exercise of outstanding warrants to purchase shares of our Common Stock, we have fewer than 10,000 shares of authorized, unreserved and unissued Common Stock available.

We are required under the terms of Amendment No. 1 to our Asset Purchase Agreement with Fifth Gear to issue as an earnout payment 8,400,000 shares of Common Stock by October 31, 2015. Depending upon the final calculation of the required earnout payment, if any, it is likely that, without the proposed increase in authorized Common Stock, we will not have sufficient authorized capital to fulfil our obligations with respect to the Fifth Gear earnout, which would constitute a breach under the Asset Purchase Agreement. Such a breach under the Asset Purchase Agreement could allow the Fifth Gear parties to bring a claim or claims against the Company for breach of the Asset Purchase Agreement and cause certain non-competition covenants agreed to by the Fifth Gear Parties under the Asset Purchase Agreement to be terminated. Further, we do not currently have sufficient shares Common Stock authorized to permit the holders of our Series B Warrants to fully exercise the warrants. The Series B Warrants provide that if we are unable to increase our authorized shares of Common Stock to provide for the exercise in full of the Series B Warrants by September 3, 2015, then the holders of the Series B Warrants have the right to require the Company to repurchase the Series B Warrants for a price equal to the greater of the Black Scholes value of the Series B Warrants (i) on the date of issuance or (ii) on the date of exercise of the repurchase right. Finally, we are authorized to issue additional shares of Series D Preferred Stock as dividend payments on shares of Series D Preferred Stock currently outstanding. To the extent any additional shares of Series D Preferred Stock are issued, we will not have sufficient shares of Common Stock available for conversion of such additional Series D Preferred Stock, unless the proposed amendment is approved.

The amendment will ensure that we have a sufficient number of shares of Common Stock for future use and will enable the Company to act quickly when the need arises. The additional shares of Common Stock could be issued at the Board’s discretion, without delay and without requiring the time and expense of a special shareholders’ meeting or other shareholder action unless special circumstances under applicable law, or the rules of the NASDAQ, would require otherwise.

The following table sets forth, as of May 12, 2015 and after giving effect to the proposed amendment, the number of our shares of Common Stock (i) authorized, (ii) issued and outstanding, (iii) reserved for issuance, and (iv) available for issuance:

	Pre-Amendment	Post-Amendment
Authorized Shares of Common Stock	100,000,000	200,000,000
Issued and Outstanding Shares	79,051,451	79,051,451
Shares Reserved for Issuance:
Series A Warrants	7,776,784	7,776,784
Series B Warrants	--	2,000,000
Series C Warrants	833,333	833,333
Series D Preferred Stock Conversion Shares	8,668,653	8,668,653
Options	1,467,737	1,467,737
Restricted Stock Units	2,194,592	2,194,592
Additional potential issuances	--	10,250,000	(1)
Shares Available for Issuance	7,450	87,757,450

___________________________

(1)

Following approval of the proposed amendment, the Company intends to reserve (i) up to 8,400,000 shares of Common Stock for issuance in connection with the Fifth Gear earnout on or prior to October 31, 2015; and (ii) approximately 1,850,000 additional shares of Common Stock for issuance upon conversion of additional shares of Series D Preferred Stock the Company may issue in lieu of cash dividends on outstanding shares of Series D Preferred Stock.

The holders of any additional, newly-authorized shares of Common Stock issued in the future will have the same rights as current holders of Common Stock. Your shares do not carry preemptive rights to receive additional Common Stock if additional shares are issued later. Therefore, future issuances of Common Stock would dilute the percentage ownership of existing shareholders.

If approved, the increased number of authorized shares will provide the Company with a sufficient number of authorized shares to allow us to continue to issue shares as part of our equity-based compensation programs, to honor the exercise of stock options, other stock awards and warrants to purchase shares of common stock, and to provide for the conversion of Preferred Stock. In addition, for the next several years, the increased number of authorized shares of Common Stock will enable the Company to (i) issue additional shares in connection with the sale of Common Stock to raise additional capital as necessary, (ii) issue shares in connection with strategic transactions, including acquisitions of complementary products and technologies, (iii) execute stock splits or pay stock dividends, and (iv) utilize the increased number of authorized shares for other general corporate purposes. Other than as set forth above, If approved, the Company has no immediate plans to utilize the increased number of authorized shares for any specific plan or purpose.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO SPEED’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF SPEED FROM 100,000,000 TO 200,000,000 SHARES.

Appraisal Rights

No shareholder will be entitled to exercise appraisal rights or dissenter’s rights in connection with this proposal.

Vote Required

Because this proposal requires an amendment to the Company’s Articles of Incorporation, a quorum must be present and a majority of the votes cast need to be “FOR” amending.  Any broker non-votes will have no effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 1, 2015 (except as otherwise noted), by (i) each of our directors, (ii) each of the executive officers, (iii) all of the executive officers and directors as a group, and (iv) each person known to us who beneficially owns more than 5% of the outstanding shares of our Common Stock. The address of each director and executive officer is 1303 E. Arapaho Road, Suite 200, Richardson, Texas 75081. Percentage computations are based on 79,051,088 shares of our Common Stock outstanding as of May 1, 2015.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. We believe that all persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, unless otherwise indicated. All figures include shares of Common Stock which are not currently outstanding but are deemed beneficially owned because of the right to acquire shares pursuant to options exercisable and other convertible securities (including restricted stock units) vesting within 60 days of May 1, 2015 and, which are deemed to be outstanding and to be beneficially owned by the person holding such rights for the purpose of computing the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership
Directors, and Executive Officers	Shares		Percent
R. Lynn Atchison	-		*
Alexandra Constantinople	-		*
Stephen F. Duchelle	-		*
Timothy R. Gentz	87,231	(1)	*
Frederick C. Green IV	40,000		*
Scott A. Guilfoyle	3,100		*
Bradley J. Shisler	44,051		*
Richard S Willis	696,989		*
Terry J. Tuttle	46,325		*
Matt Konkle	-		*
All directors and executive officers as a group 10 persons at May 1, 2015	917,969	(1)	1.16%
5% Shareholders
Wellington Management Company, LLP	7,353,839	(2)	9.30%
280 Congress Street
Boston, MA 02210
Wellington Trust Company, NA	3,397,626	(3)	4.30%
280 Congress Street
Boston, MA 02210
SPDC Investment, LLC	6,948,191	(4)	8.79%
Park Avenue Tower
65 East 55th Street
New York, New York 10022
Red Alder Group	6,948,191	(4)	8.79%
Park Avenue Tower
65 East 55th Street
New York, New York 10022
Schuster Tanger	6,948,191	(4)	8.79%
Park Avenue Tower
65 East 55th Street
New York, New York 10022
Becker Drapkin Partners (QP), LP	5,768,355	(5)	7.30%
500 Crescent Court, Suite 230
Dallas, Texas 75201
Jeffrey B. Zisk	7,871,273	(6)	9.96%
5346 Surrey Circle
Dallas, Texas 75209

* Indicates ownership of less than one percent.

(1)

Includes 6,000 shares of Common Stock issuable to Timothy R. Gentz upon exercise of outstanding options exercisable and restricted stock units vesting within sixty days of May 1, 2015. Mr. Gentz is the only director or executive officer of the Company currently holding options or restricted stock units vesting within sixty days of May 1, 2015.

(2)

According to the information provided in Schedule 13G/A, filed with the SEC by Wellington Management Group, LLP, in its capacity as an investment advisor (“Wellington Management”), on February 12, 2015, Wellington Management has shared voting power over 5,338,105 shares and has shared dispositive power over 7,353,839 shares of the Company’s common stock.

(3)

According to the information provided in Schedule 13G/A, filed with the SEC by Wellington Trust Company, NA, (“Wellington Trust”), on February 12, 2015, Wellington Trust has shared voting power and shared dispositive power over 3,397,626 shares of the Company’s common stock.

(4)

According to the information provided in Schedule 13D/A, filed with the SEC by SPDC Investment, LLC, (“SPDC Fund”), on October 2, 2014, Red Alder Group GP, as the managing member of the SPDC Fund, and Mr. Schuster Tanger, as the managing member of Red Alder Group GP, may be deemed to beneficially own the shares owned by SPDC Fund. SPDC Fund, Red Alder GP and Mr. Tanger have the sole power to vote or direct the vote of and to dispose or direct the disposition of the 6,948,191 shares held by the SPDC Fund.

(5)

According to information provided to us by Becker Drapkin Partners (QP), LP (“BDQP”) on April 30, 2015. BC Advisors, LLC (“BCA”) is the general partner of BD. Steven R. Becker and Matthew A. Drapkin are the co-managing members of BCA. Through their control of BCA, Messrs. Becker and Drapkin share voting and investment control over the securities held by BDQP. Includes shares of common stock which are not currently outstanding but are deemed beneficially owned because of the right to acquire shares pursuant to conversion or exercise of the Series D Preferred Stock or warrants held by BDQP and, which are deemed to be outstanding and to be beneficially owned by BDQP for the purpose of computing BDQP’s percentage ownership but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Does not include shares of our common stock issuable upon the conversion of additional shares of Series D Preferred Stock that we have the right to issue to BDQP in lieu of cash dividends on the shares of Series D Preferred Stock owned by BDQP.

(6)

According to information provided in Form 4, filed with the SEC by Mr. Zisk on May 1, 2015. Includes 19,958 shares of Common Stock issuable upon exercise of outstanding options exercisable within sixty days of May 1, 2015.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and special reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and special report, please notify your broker, direct your written request to Speed Commerce, Inc., 1303 E. Arapaho Road, Suite 200, Richardson, Texas 75081 or contact our Secretary at (866) 377-3331. Shareholders who: a) currently receive multiple copies of the proxy statement at their address; and b) would like to request a “householding” status in regards to their communications should contact their broker.

OTHER MATTERS

Other Business

Speed’s Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Availability of Additional Information

We file annual, quarterly and current reports, proxy statements, and other information with the SEC.  A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 is available without charge on our website, www.speedcommerce.com, or upon written request to: Secretary, Speed Commerce, Inc., 1303 E. Arapaho Road, Suite 200, Richardson, Texas 75081.   Copies may also be obtained without charge through the SEC’s website at http://www.sec.gov.  You may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. Information on our website is not incorporated by reference into, or made a part of, this proxy statement.

* * *

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY THE ACCOMPANYING PROXY. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Ryan F. Urness
Secretary and General Counsel

May 22, 2015

Richardson, Texas

PROXY CARD

SPEED COMMERCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 30, 2015

The undersigned hereby appoints Richard S Willis and Ryan F. Urness, and either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote all shares of stock of Speed Commerce, Inc. that the undersigned may be entitled to vote at the 2015 Special Meeting of Shareholders of Speed Commerce, Inc. to be held at Speed Commerce, Inc.’s offices located at 1303 E. Arapaho Road, Suite 200, Richardson, Texas 75081 on Tuesday, June 30th, 2015 at 11:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Please mark votes as in these examples:  ☒ or ☑

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED ACCORDINGLY.

PROPOSAL 1.
1.

Amend the articles of incorporation to increase the total authorized capital stock to Two Hundred Ten Million (210,000,000), consisting of 200,000,000 shares of common stock, no par value per share (the “Common Stock”), and 10,000,000 shares of preferred stock, no par value per share, (the “Preferred Shares”).

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign. If signer is a partnership, please sign in partnership name and by authorized person.

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